Q1 2016 EARNINGS CALL PRESENTATION February 4, 2016 Dave Castagnola President and Chief Executive Officer Rick Weller Executive Vice President and Chief Financial Officer

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Disclaimer 2 Wesco Aircraft - Investor Relations This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft “ or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by words such as “achieve,” “aim,” “anticipate,” “expect,” “future,” “grow,” “improve,” “increase,” “plan,” “target,” “will” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s ability to fully integrate the acquired business of Haas and realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill) and legal proceedings; the Company’s dependence on third-party package delivery companies; fuel price risks; the Company’s ability to establish and maintain effective internal control over financial reporting; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects, Adjusted Selling, General and Administrative Expenses and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance investors’ understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects, Adjusted Selling, General and Administrative Expenses and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects and Adjusted Selling, General and Administrative Expenses to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q16 Summary 3 Wesco Aircraft - Investor Relations $373.7 $359.8 Q1 2015 Q1 2016 $48.8 $45.6 Q1 2015 Q1 2016 $0.25 $0.25 Q1 2015 Q1 2016 Focused Execution Driving Incremental Earnings Leverage * See appendix for reconciliation and information regarding non-GAAP measures. Net Sales ($M) Adjusted Diluted EPS* Adjusted EBITDA ($M)*

Improved underlying sales momentum/pipeline Materials management and demand planning progressing Focus on cost reduction and productivity improvement Site and supply consolidation on schedule Enhancements in facility structure and flow 4 Highlights Wesco Aircraft - Investor Relations Wesco Aircraft Private & Proprietary Visit www.wescoair.com Progress Across Business Functions Positioned Well in Expanding Markets

Strategic customer accounts recording wins  Pipeline expanding, opportunities at various stages  Key part of fiscal 2016 growth strategy  Primary benefit expected in fiscal 2017/2018 Regional sales – supporting ad hoc and LTA opportunities MRO – increased focus, strong upside potential 5 Sales Highlights Wesco Aircraft - Investor Relations Wesco Aircraft Private & Proprietary Visit www.wescoair.com Service Offering Demonstrates Value Proposition Sales Momentum Improving

Working to align inventory to demand Item categorization – linking deliveries to period of supply Standardization and focused procurement metrics Demand planning improvements Strategic sourcing initiatives underway 6 Materials Management Wesco Aircraft - Investor Relations Wesco Aircraft Private & Proprietary Visit www.wescoair.com Improve Material Acquisition and Working Capital Efficiency Materials Management Progressing

Cost reduction actions drive significantly lower SG&A Site and supply consolidation progressing on schedule – Closed/consolidated 12 facilities to-date – Facility structure enhancements Productivity improvements across functions 7 Cost and Efficiency Improvements Wesco Aircraft - Investor Relations Wesco Aircraft Private & Proprietary Visit www.wescoair.com Delivering Cost Savings Commitment Performance Metrics to Drive Success

 Net sales decline of 4%  Net sales excluding FX down 2%* due to end of large commercial contract ($19M) in FY15  Rest of portfolio up ~3%  Growth in long-term commercial and military contracts  Ad hoc/contract split consistent year/year Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q16 Financial Results 8 Wesco Aircraft - Investor Relations $373.7 $359.8 Q1 2015 Q1 2016 Net Sales ($M) * See appendix for reconciliation and information regarding non-GAAP measures.

Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q16 Financial Results  Adjusted EBITDA margin 40 bps lower  Large commercial contract and FX  Partially offset by lower SG&A  Gross margin down 140 bps  Contract margin expansion partially offsets large contract and FX above  SG&A as percent of sales 130 bps lower  Primarily people-related costs  Adjusted diluted EPS flat  Adjusted EBITDA decline, offset by  Lower interest and tax expense 9 Wesco Aircraft - Investor Relations $0.25 $0.25 Q1 2015 Q1 2016 Adjusted Diluted EPS* $48.8 $45.6 Q1 2015 Q1 2016 Adjusted EBITDA ($M)* * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percent of net sales 13.1%** 12.7%**

Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q16 Segments: North America 10  Net sales down 3%, primarily due to large contract ($15M)  Rest of segment up ~2%  Adjusted EBITDA margin down 130 bps  Net sales impact  Partially offset by lower SG&A Wesco Aircraft - Investor Relations * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percent of net sales. $295.7 $287.0 Q1 2015 Q1 2016 Net Sales ($M) $39.9 $35.1 Q1 2015 Q1 2016 Adjusted EBITDA ($M)* 13.5%** 12.2%**

Adjusted EBITDA ($M)* $8.9 $10.5 Q1 2015 Q1 2016 11.4%** 14.5%** Net Sales ($M) $78.0 $72.9 Q1 2015 Q1 2016 Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q16 Segments: Rest of World 11  Net sales down 7%  Large contract ($4M) ~6 points  Currency ~8 points  Rest of portfolio up ~7%  Adjusted EBITDA margin up 310 bps  Improving underlying sales  Lower SG&A Wesco Aircraft - Investor Relations * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percent of net sales.

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Financial Summary 12 * Cash provided by operating activities less purchases of property & equipment Wesco Aircraft - Investor Relations (Dollars in Millions) Dec 31, 2015 Sept 30, 2015 Dec 31, 2014 At period end: Cash and cash equivalents $85.7 $82.9 $99.7 Net inventory 723.6 701.5 800.9 Total debt 947.9 952.9 1,087.7 Total stockholders’ equity 834.3 817.6 1,002.9 Quarter ended: Free cash flow* 9.5 52.4 10.0 Adjusted net income 24.2 26.5 24.6 Cash flow conversion 39% 198% 41%

13 Fiscal 2016 Outlook Wesco Aircraft - Investor Relations Wesco Aircraft Private & Proprietary Visit www.wescoair.com Net sales percentage growth Low Single-Digit Underlying growth Stronger second-half expected Above Market SG&A reduction $25-30M Reduction in headcount, sites and spend $10M from non-recurring items Adjusted EBITDA margin improvement ~100 bps Primarily through SG&A reductions Free cash flow conversion >100% Primary usage to pay down debt Other items Interest expense Capital expenditures Effective tax rate $35-40M $10-15M 32-33% On Track to Achieve Fiscal 2016 Goals

 Improving sales momentum  Materials management progress  Cost reductions delivered  Performance-based culture  Balance short-term execution with long-term strategic planning Concluding Remarks 14 Wesco Aircraft Private & Proprietary Visit www.wescoair.com Building on a Strong Foundation

APPENDIX 15

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Non-GAAP Financial Information 16 Wesco Aircraft - Investor Relations ‘‘Adjusted EBITDA’’ represents Net Income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) unusual or non-recurring items. ‘‘Adjusted Net Income’’ represents Net Income before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred financing costs and original issue discount, (iii) unusual or non-recurring items and (iv) the tax effect of items (i) through (iii) above calculated using an assumed effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. “Net Sales Excluding Currency Effects” represents net sales for the fiscal 2016 first quarter translated at fiscal 2015 first quarter exchange rates. “Adjusted Selling, General and Administrative Expenses” represents Selling, General and Administrative expenses less (i) restructuring and other costs and (ii) amortization of intangible assets. “Free Cash Flow” represents cash from operations less purchases of property and equipment. Wesco Aircraft utilizes and discusses Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects, Adjusted Selling, General and Administrative Expenses and Free Cash Flow, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance investors’ understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects, Adjusted Selling, General and Administrative Expenses and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See following slides for a reconciliation of Adjusted EBITDA, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Net Sales Excluding Currency Effects and Adjusted Selling, General and Administrative Expenses to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information 17 Wesco Aircraft - Investor Relations Wesco Aircraft Private & Proprietary Visit www.wescoair.com Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands, except share data) Three Months Ended December 31, 2015 December 31, 2014 EBITDA & Adjusted EBITDA Net income $ 20,609 $ 19,730 Provision for income taxes 8,379 10,436 Interest expense, net 8,997 9,373 Depreciation and amortization 6,997 6,582 EBITDA 44,982 46,121 Unusual or non-recurring items 629 2,694 Adjusted EBITDA $ 45,611 $ 48,815 Adjusted Net Income Net income $ 20,609 $ 19,730 Amortization of intangible assets 3,963 4,008 Amortization of deferred financing costs 828 1,019 Unusual or non-recurring items 629 2,694 Adjustments for tax effect (1,856) (2,822) Adjusted Net Income $ 24,173 $ 24,629 Adjusted Basic Earnings Per Share Weighted-average number of basic shares outstanding 97,217,924 96,863,629 Adjusted Net Income Per Basic Shares $ 0.25 $ 0.25 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 97,939,423 97,710,296 Adjusted Net Income Per Diluted Shares $ 0.25 $ 0.25

Non-GAAP Financial Information 18 Wesco Aircraft - Investor Relations Wesco Aircraft Private & Proprietary Visit www.wescoair.com December 31, 2015 December 31, 2014 Increase / (Decrease) Percent Change Consolidated Net sales $359,843 $373,696 ($13,853) -3.7% Currency effects 6,257 - 6,257 Net sales excluding currency effects $366,100 $373,696 ($7,596) -2.0% Rest of World Net sales $72,883 $77,971 ($5,088) -6.5% Currency effects 6,257 - 6,257 Net sales excluding currency effects $79,140 $77,971 $1,169 1.5% Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands) Three Months Ended

Non-GAAP Financial Information 19 Wesco Aircraft - Investor Relations Wesco Aircraft Private & Proprietary Visit www.wescoair.com December 31, 2015 December 31, 2014 Consolidated EBITDA & Adjusted EBITDA Net income $20,609 $19,730 Provision for income taxes 8,379 10,436 Interest expense, net 8,997 9,373 Depreciation and amortization 6,997 6,582 EBITDA 44,983 46,121 Unusual or non-recurring items 629 2,694 Adjusted EBITDA $45,612 $48,815 North America EBITDA & Adjusted EBITDA Net income $14,276 $15,197 Provision for income taxes 6,412 8,508 Interest expense, net 7,799 8,041 Depreciation and amortization 5,953 5,492 EBITDA 34,441 37,238 Unusual or non-recurring items 629 2,649 Adjusted EBITDA $35,070 $39,887 Rest of World EBITDA & Adjusted EBITDA Net income $6,333 $4,533 Provision for income taxes 1,967 1,928 Interest expense, net 1,198 1,332 Depreciation and amortization 1,044 1,090 EBITDA 10,542 8,882 Unusual or non-recurring items - 45 Adjusted EBITDA $10,542 $8,927 Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands) Three Months Ended

Non-GAAP Financial Information 20 Wesco Aircraft - Investor Relations Wesco Aircraft Private & Proprietary Visit www.wescoair.com December 31, December 31, 2015 2014 Net sales $359,843 $373,696 Adjusted selling, general and administrative expenses (SG&A) As reported $59,545 $66,633 Amortization of intangible assets (3,963) (4,008) Unusual or non-recurring items (629) (2,694) As adjusted $54,953 $59,931 Adjusted SG&A as a percent of net sales 15.3% 16.0% Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands) Three Months Ended

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